UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

NEXIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40045	45-2518457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9119 Gaither Road
Gaithersburg, Maryland		20877
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (301) 825-9810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NEXI	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On August 2, 2024, the Company reconvened its special meeting of stockholders for the purpose of approving the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Special Meeting”). The Special Meeting was adjourned without any business being conducted in order to permit the Company to continue to pursue alternatives intended to maximize the value of the business and its assets.

The adjourned Special Meeting is scheduled to reconvene on August 9, 2024 at 10:00 a.m., Eastern Time in a virtual format. The close of business on June 11, 2024 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company encourages all of its stockholders to read the Proxy Statement, which is available free of charge on the SEC website at www.sec.gov.

During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so promptly. As of June 11, 2024, the Company had 1,371,051 shares of common stock issued and outstanding and one share of Series A Preferred Stock issued and outstanding.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s reconvened special meeting of stockholders and ability to pursue alternatives intended to maximize the value of the business and its assets. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in the Company’s filings with the SEC, including those under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K filed on April 16, 2024 and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof.

Additional Information and Where to Find It

In connection with the Special Meeting, the Company filed a definitive proxy statement (the “Proxy Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) on June 21, 2024, which was mailed to the Company’s stockholders as of the record date for the special meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE SPECIAL MEETING. The Company’s stockholders may also obtain copies of the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, once available, at the SEC website at http://www.sec.gov or by directing a request to: Laurel Hill Advisory Group, LLC at 2 Robbins Lane, Suite 201, Jericho, NY 11753, Attention: NexImmune, Inc.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Special Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023, WHICH WAS FILED WITH THE SEC ON APRIL 16, 2024. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE SPECIAL MEETING AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXIMMUNE, INC.

By:	/s/ Kristi Jones
Kristi Jones
Chief Executive Officer

Date: August 2, 2024

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